UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 03, 2023

Acushnet Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street	Fairhaven,	Massachusetts	02719
(Address of principal executive offices)			(Zip Code)

(800) 225‑8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On April 3, 2023, Sean Sullivan accepted an offer from Acushnet Holdings Corp. (the “Company”) to become its Executive Vice President and Chief Financial Officer. Mr. Sullivan is expected to be appointed to such position by the Company’s board of directors (the “Board”), effective June 1, 2023. In connection with his acceptance of such offer of employment, Mr. Sullivan informed the Company of his intent to resign from the Board, effective June 1, 2023. Thomas Pacheco, the Company’s current Executive Vice President, Chief Financial Officer and Chief Accounting Officer, will resign from his position (as previously disclosed in the Company’s March 24, 2023 8-K filing), effective as of June 1, 2023, but will remain with the Company in a transitional role until August 15, 2023.
Mr. Sullivan currently serves as Executive Vice President and Chief Financial Officer of SiriusXM Holdings, Inc., a position he has held since October 2020. Prior to joining SiriusXM Holdings, Inc., Mr. Sullivan served as Executive Vice President and Chief Financial Officer of AMC Networks Inc. from 2011 to 2020. Mr. Sullivan served as Chief Financial Officer of HiT Entertainment from 2009 to 2010 and Chief Financial Officer and President of Commercial Print and Packaging division of Cenveo, Inc. from 2005 to 2008. Mr. Sullivan has been on the Company's Board since October 2016.
In connection with this appointment, Mr. Sullivan’s base salary will be set at $675,000, annual cash incentive opportunity will be 85% of his base salary and his annual long term incentive target grant will be $2,000,000. An equity grant is expected to be awarded to Mr. Sullivan at his commencement of employment with a grant date fair value of $3,500,000.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, entered into April 3, 2023, by and between Acushnet Company and Sean Sullivan

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Roland Giroux
Name:	Roland Giroux
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: April 5, 2023